C I G N A   F U N D S   G R O U P
________________________________________________________________________________


                           Money Market Fund

                           TimesSquare Core Plus Bond Fund

                           Balanced Fund (sub-advised by Wellington Management)


                    EQUITY FUNDS
                    ------------
                           Large Cap Growth/Morgan Stanley Fund
                           Large Cap Value/John A. Levin & Co. Fund
                           S&P 500(R) Index Fund
                           Small Cap Growth/TimesSquare Fund
                           Small Cap Value/Berger(R) Fund
                           International Blend/Bank of Ireland Fund


     S T A T E M E N T   O F   A D D I T I O N A L   I N F O R M A T I O N


                     May 1, 2002, Supplemented July 1, 2002



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for the funds listed above (the "Funds"), series of CIGNA Funds Group ("CFG" or the "Trust") dated May 1, 2002, as may be amended from time to time. Much of the information contained in this document expands upon subjects discussed in the prospectus. No investment in shares of the funds should be made without first reading the prospectus. A copy of the prospectus of the Funds may be obtained by writing to CIGNA Funds Shareholder Services, 280 Trumbull Street, H18E, Hartford, Connecticut 06103.

The financial statements for CIGNA Funds Group for the year ended December 31, 2001, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 2001 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference. The Funds' shareholder reports are available, without charge, upon request, by calling 1-800-528-6718. The shareholder reports contain a more complete discussion of the Funds' performance.

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

General Information about the Trust............................................1
-----------------------------------
The Funds, Their Investment Objectives and Policies............................1
---------------------------------------------------
Classification.................................................................1
--------------
Investment Strategies and Risks................................................1
-------------------------------
Fundamental Fund Policies ....................................................25
-------------------------
Management of the Trust.......................................................26
-----------------------
Control Persons and Principal Holders of Securities...........................30
---------------------------------------------------
Investment Advisory and Other Services........................................35
--------------------------------------
Underwriter...................................................................39
-----------
Custodian and Transfer Agent..................................................40
----------------------------
Sub-Accounting Services.......................................................40
-----------------------
Independent Accountants.......................................................40
-----------------------
Brokerage Allocation and Other Practices......................................41
----------------------------------------
Capital Stock.................................................................42
-------------
Purchase, Redemption and Pricing of Securities................................43
----------------------------------------------
Tax Matters...................................................................44
-----------
Performance Information.......................................................45
-----------------------
Redemptions Paid In Cash......................................................49
------------------------
Financial Statements..........................................................49
--------------------
Appendix - Description of Bond Ratings................................Appendix A
--------------------------------------

GENERAL INFORMATION ABOUT THE TRUST
-----------------------------------

The Trust is a Massachusetts business trust organized pursuant to a Master Trust Agreement dated April 10, 1985, as amended and restated by the First Amended and Restated Master Trust Agreement dated as of March 1, 1996, and as further amended on October 29, 1999, September 24, 2002 and October 22, 2002. The Funds are series or separate portfolios of the Trust. The Board of Trustees of the Trust is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate series. They constitute the underlying assets of each series, are required to be segregated on the books of account, and are to be charged with the expenses with respect to such series. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as are declared by the Board. Upon any liquidation of the Trust, shareholders of each series of the Trust are entitled to share pro rata in the net assets belonging to that series available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------

This Statement of Additional Information provides additional information about the investment policies and operations of the Funds. References in this Statement of Additional Information to the Adviser or investment adviser includes reference to the Funds' sub-advisers, as applicable.

CLASSIFICATION
--------------

The Funds are diversified, open-end management investment companies.

INVESTMENT STRATEGIES AND RISKS
-------------------------------

Money Market Fund
-----------------

The primary types of money market instruments in which the Money Market Fund may invest are as follows:

U.S. GOVERNMENT DIRECT OBLIGATIONS.  Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCY SECURITIES. The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES. Asset backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT. A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER. The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS. Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

OBLIGATIONS OF DEPOSITORY INSTITUTIONS AND COMMERCIAL PAPER OF FOREIGN ISSUERS. As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). TimesSquare will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

If TimesSquare Capital Management, Inc. ("TimesSquare") determines that it may be advantageous to invest in other types of money market instruments, the Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

RATING AGENCIES. The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six
NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

RULE 2A-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

Core Plus Bond Fund and Balanced Fund
-------------------------------------

In pursuing their investment objectives, the Core Plus Bond Fund (the "Bond Fund") and Balanced Fund may invest in the following types of interest-bearing securities:

      (1) Marketable debt securities that are rated "investment-grade" at the time of purchase, i.e., within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

      (2)     U.S. Government securities, as described below.

      (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by TimesSquare or a Fund's sub-adviser (sometimes collectively referred to as the "Advisers") to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

      (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

      (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The Bond Fund's and Balanced Fund's assets may also be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Bond Fund and Balanced Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts, foreign currency contracts and swap agreements, as described later in this Statement of Additional Information.

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

The Bond Fund and Balanced Fund may also invest in:

FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

BRADY BONDS. The Bond Fund and Balanced Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Bond Fund and Balanced Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

The Bond Fund and Balanced Fund have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Bond Fund will invest in convertible securities without regard to their credit rating.

MORTGAGE-BACKED SECURITIES. The Bond Fund and Balanced Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage- related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Fund and Balanced Fund may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations.

The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

ASSET-BACKED SECURITIES. The Bond Fund and Balanced Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of c current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

WHEN-ISSUED, DELAYED DELIVERY, FORWARD COMMITMENT AND "ROLL" TRANSACTIONS. The Bond Fund and the Balanced Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate until the settlement date assets determined to be liquid by its investment adviser in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund's other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchase may result in a form of leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. The Funds may also enter into "roll" transactions, which consist of the sale of mortgage-backed or other securities or forward commitments with a commitment (for which the Fund typically receives a fee) to purchase similar, but not identical, securities at a future date.

ZERO COUPONS, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Bond Fund and Balanced Fund may invest in Zero Coupon, Pay-In-Kind and Deferred Payment Securities. These securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

STRUCTURED NOTES. The Bond Fund and Balanced Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to be come illiquid. The Fund will use Structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

PREFERRED STOCKS, COMMON STOCKS, WARRANTS. The Bond Fund and Balanced Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, TimesSquare will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, a Fund will not invest more than 10% of its assets in preferred stock.

The Bond Fund and Balanced Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that these Funds may not necessarily invest in instruments paying the highest available yield at a particular time. These Funds may, consistent with their investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. These Funds may also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations which may be held by these Funds, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of fixed income securities of the type in which these Funds may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

JUNK BONDS. As noted in the prospectus, the Bond Fund may purchase debt securities rated below investment grade, i.e., securities that are rated Ba or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Corporation.

Included among the below investment-grade, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of below investment-grade bonds are typically higher than those associated with the purchase of high grade bonds.

Below investment-grade securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for below investment-grade bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of below investment-grade bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of below investment-grade bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for below investment-grade bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the below investment-grade bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. Below investment-grade bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of below investment-grade bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in below investment-grade bonds may further adversely affect the market for such bonds.

MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications - General Obligation Bonds and Revenue Bonds.

General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds - are a type of revenue bond and do not generally constitute the ledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal bonds - are bonds no longer secured by the credit of the issuing entity having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

Tax Free Floating and Variable Rate Demand Notes - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

 Equity Funds and Balanced Fund
-------------------------------

The following Funds are referred to as the " Equity Funds."

 Large Cap Growth/Morgan Stanley Fund
 Large Cap Value/John A. Levin Fund
 S&P 500(R) Index Fund
 Small Cap Growth/TimesSquare Fund
 Small Cap Value/Berger(R) Fund
 International Blend/Bank of Ireland Fund

In pursuing their investment objectives, the Equity Funds and the Balanced Fund may invest in the following types of securities, as well as in the types of securities identified above under "Bond Fund and Balanced Fund":

EQUITY SECURITIES. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all equity securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership. Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Warrants. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security. Convertible securities are discussed in further detail earlier in this document under "Core Plus Bond Fund and Balanced Fund."

FOREIGN EQUITY SECURITIES. Foreign equity securities are equity securities of an issuer in a foreign country.

RUSSIAN EQUITY SECURITIES. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by its Adviser and could cause a delay in the sale of Russian Securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

FOREIGN INVESTMENT.

Additional Risks - Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the

Funds' Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

MATTERS RELATING TO ALL FUNDS
-----------------------------

The foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objective without the required shareholder vote as set forth in "Fundamental Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed in this Statement of Additional Information are eligible investments for each of the Funds.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market
Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. The Fund's investment adviser determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

BORROWING. Each Fund may borrow from banks or through reverse repurchase agreements in an amount up to 10% of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. A Fund will not purchase additional securities at any time that its outstanding borrowings exceed 5% of its total assets. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including futures on securities indices, baskets of securities, interest rates and foreign currencies.

A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the fund anticipates a market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the Fund may sell stock index futures contracts. The S&P 500 Index Fund's use of stock index futures includes purchasing S&P 500 futures contracts pending investment in the S&P 500. The Large Cap Growth Fund may also purchase stock index futures contracts or related options in order to gain market exposure, but will limit its use of derivative products, including futures contracts and related options, for non-hedging purposes to 33 1/3% of its total assets (measured by the aggregate notional amount of outstanding derivative products).

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A Fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if a fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, a fund held cash reserves and interest rates were expected to decline, it might purchase interest rate futures contracts. A Fund may also enter into futures contracts for non-hedging, speculative purposes as a means of implementing Fund strategy. For example, a Fund may invest in interest rate futures contracts as substitutes for investments in securities or to achieve desired portfolio characteristics.

In cases of purchases of futures contracts, an amount of cash or liquid assets, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash, cash equivalents or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on futures contracts. An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase and, for the S&P 500 Index Fund, may purchase call options on S&P 500 futures contracts pending investment in the S&P 500 or to maintain liquidity. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The Funds may also seek to increase returns through options transactions (subject to the Large Cap Growth Fund's 33 1/3% limitation for non-hedging purposes discussed previously under "Futures Contracts"). The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract for non-bona fide hedging activities if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. There are several risks in connection with the use of futures contracts and related options as hedging devices and for speculative purposes. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to a Fund's investment adviser's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by the Funds' investment adviser's of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of using futures contracts and related options cannot be foreseen and may cause the portfolio of a Fund to suffer losses which it would not otherwise sustain.

OPTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Funds may invest; other financial instruments; and foreign currency. The Large Cap Growth Fund will limit its use of derivative products, including options transactions, for non-hedging purposes to 33 1/3% of its total assets. Various options may be purchased and sold on exchange or over the counter markets.

Each Fund may purchase put and call options. Purchasing a put option gives a Fund the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Fund also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Fund that has written an option receives a premium that increases the Fund's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying instrument above the exercise price of the option. By writing a put option, a Fund will be exposed to the amount by which the price of the underlying instrument is less than the strike price.

By writing an option, a Fund incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying instrument from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. The Funds may only write options that are "covered." A covered call option means that until the expiration of the option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying instrument; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying instrument; or (iii) a call option on the same underlying instrument with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position. In the case of a put option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying instrument with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by a Fund's Adviser, and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Fund's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments, and (ii ) possible lack of a liquid secondary market for an option.

FOREIGN CURRENCY TRANSACTIONS. A Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. In addition, a Fund may engage in currency exchange transactions for non-hedging, speculative purposes as a means of implementing Fund strategy. For example a Fund may engage in currency exchange transactions such as forward currency contracts as substitutes for investments in securities denominated in foreign currency.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether a Fund's investment adviser determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FORWARD CURRENCY CONTRACTS. The Funds may invest in forward currency contracts. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of liquid assets, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

EUROPEAN CURRENCY TRANSITION. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries is uniformly managed by a central bank, the European Central Bank (ECB).

The existence of the Euro may change the economic environment and behavior of investors, particularly in European markets. The implementation of a uniform monetary policy by the ECB also is likely to have a significant impact on fiscal policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Funds may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchaser of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associates with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on TimesSquare' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

SECURITIES LENDING. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Fund's investment adviser to be of good standing. Furthermore, they will only be made if, in the investment adviser's judgment, the consideration to be earned from such loans would justify the risk.

The Funds' investment advisers understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SWAP AGREEMENTS. The Funds may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the fund's investment adviser, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

MONEY MARKET INSTRUMENTS, AND THE MONEY MARKET FUND. Each Fund may invest in U.S. Government Direct Obligations, U.S. Government Agency Securities, Certificates of Deposit, Commercial Paper and Repurchase Agreements. See " Money Market Fund" earlier in this Statement of Additional Information for a description of these instruments. Each Fund may also invest in the Money Market Fund. Funds investing in the Money Market Fund effectively do not pay advisory fees to the Money Market Fund and thus do not pay duplicative advisory fees, as TimesSquare waives a portion of its advisory fees due from those Funds in an amount that offsets the advisory fee it receives from the Money Market Fund in respect to those investments.

TEMPORARY INVESTMENTS. When a Fund's investment adviser believes that a change in economic, financial, or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

POLICIES RELATING TO THE NAMES OF CERTAIN FUNDS. The following Funds have adopted the following policies (the "Name Policies"). These policies may be changed without shareholder approval.
        LARGE CAP GROWTH/MORGAN STANLEY FUND - Normally, the fund will invest at least 80% of its assets in equity securities of large cap companies.
        LARGE CAP VALUE/JOHN A. LEVIN & Co. Fund - Normally, the fund will invest at least 80% of its assets in equity securities of large cap U.S. companies.
        S&P 500(R) INDEX FUND - Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.
        SMALL CAP GROWTH/TIMESSQUARE FUND - Normally, the fund will invest at least 80% of its assets in equity securities of small cap companies.
        SMALL CAP VALUE/BERGER(R) FUND - Normally, the fund will invest at least 80% of its assets in equity securities of small cap U.S. companies.
        TIMESSQUARE CORE PLUS BOND FUND - Normally, the fund will invest at least 80% of its total assets in fixed income securities issued by U.S. and foreign governments and companies and derivative instruments with similar economic characteristics. For purposes of the Core Plus Bond Fund's Name Policy, Money Market Fund shares will be considered fixed income securities.

Each of these Funds will provide its shareholders with at least 60 days prior notice of any change in its respective Name Policy. Any such notice will:
1.       Be provided in plain English in a separate written document;
2. Will contain the following statement, or similar clear and understandable statement, in bold-face type: "Important Notice Regarding Change in Investment Policy"; and
3. The statement contained in 2 above also will appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, the statement will appear either on the notice or on the envelope in which the notice is delivered.

For purposes of these Name Policies, "assets" means a Fund's net assets, plus the amount of any borrowings for investment purposes.

A change in a Fund's definition of "large cap" or "small cap" shall not constitute a change in the Name Policy.

FUNDAMENTAL FUND POLICIES
-------------------------

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

A Fund may not:

1. Borrow money or issue senior securities, except that a Fund may borrow to the extent permitted by the 1940 Act for temporary or emergency purposes or to satisfy redemption requests, and except that each Fund (other than the Money Market Fund and the S&P 500 Index Fund) may also borrow from banks in an amount not in excess of 33-1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

3. Concentrate 25% or more of its total assets in a particular industry, except the Money Market Fund may invest up to 100% of its assets in the financial services industry or in instruments issued by U.S. banks. This restriction does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4. Purchase or sell mortgages or real estate, or invest in real estate limited partnerships, although a Fund may purchase securities of issuers that deal in real estate, including real estate investment trusts, and may purchase securities that are secured by interests in real estate.

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission.

6. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except U.S. Government securities, including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto).

7. For the Money Market Fund and the S&P 500 Index Fund, with respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by a Fund, and for all other Funds, purchase the securities of any issuer if such purchase would cause more than 10% of any class of the outstanding voting securities of such issuer (taken at the time of such investment) to be held by a Fund.

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

In applying the industry concentration restriction (number 3 above) the Small Cap Value Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

MANAGEMENT OF THE TRUST
-----------------------

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Each currently holds the equivalent position as Trustee and/or officer of CIGNA High Income Shares, and CIGNA Variable Products Group (except for Mr. Forde, who is not a Trustee of CIGNA Variable Products Group), and holds a similar position as Director and/or executive officer of CIGNA Investment Securities, Inc. Correspondence with any Trustee or officer may be addressed to the Trust, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, Connecticut, 06103.



             TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUNDS
--------------------------------------- --------------------------------------------------------------------------------------------

                                                                                              NUMBER OF           OTHER
                           POSITION           TERM OF                PRINCIPAL                PORTFOLIOS          DIRECTORSHIPS
     NAME,                 HELD               OFFICE** AND           OCCUPATION(S)            IN FUND             HELD BY
     ADDRESS*              WITH FUND          LENGTH OF              DURING PAST 5            COMPLEX             TRUSTEE OR
     AND AGE                                  TIME SERVED            YEARS                    OVERSEEN            NOMINEE
------------------------------------------------------------------------------------------------------------------------------------
     Russell H. Jones      Trustee            Trustee                Vice President           14                    none
                                              since 1995             (Investor
                                                                     Relations,
     57                                                              Public
                                                                     Relations)
                                                                     and
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     Treasurer,
                                                                     Kaman
                                                                     Corporation
                                                                     (helicopters
                                                                     and aircraft
                                                                     components,
                                                                     industrial)

------------------------------------------------------------------------------------------------------------------------------------
     Paul J.               Trustee            Trustee                Special
     McDonald                                 since 1995             Advisor to                                   Director -
                                                                     Board of                 14                  Western
                                                                     Directors,                                   Massachusetts
     58                                                              Friendly Ice                                 Electric Company
                                                                     Cream
                                                                     Corporation
                                                                     (family
                                                                     restaurants
                                                                     and dairy
                                                                     products);
                                                                     previously,
                                                                     Senior
                                                                     Executive Vice
                                                                     President and
                                                                     Chief
                                                                     Financial
                                                                     Officer,
                                                                     Friendly Ice
                                                                     Cream
                                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------------
     Marnie                Trustee            Trustee                Diocesan                 11                    none
     Wagstaff                                 since 2001             Consultant,
     Mueller                                                         Episcopal
                                                                     Diocese of
                                                                     Connecticut;
     64                                                              previously,
                                                                     Visiting
                                                                     Professor of
                                                                     Health
                                                                     Economics,
                                                                     Wesleyan
                                                                     University
------------------------------------------------------------------------------------------------------------------------------------


                                TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE FUND, AND FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                          POSITION            TERM OF                PRINCIPAL                PORTFOLIOS          OTHER
     NAME,                HELD WITH           OFFICE** AND           OCCUPATION               IN FUND             DIRECTORSHIPS
     ADDRESS*             FUND                LENGTH OF              DURING PAST 5            COMPLEX             HELD BY
     AND AGE                                  TIME SERVED            YEARS                    OVERSEEN            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
     Richard H.           Chairman            Trustee &              Managing                                       Trustee of
     Forde                of the              President              Director,                11                    11
                          Board of            since 1998             CIGNA                                          portfolios
                          Trustees,                                  Retirement &                                   in CIGNA
        48                President                                  Investment                                     Mutual Fund
                                                                     Services, Inc.                                 Complex;
                                                                     and                                            Director of
                                                                     TimesSquare                                    various
                                                                     Capital                                        subsidiaries
                                                                     Management,                                    of CIGNA
                                                                     Inc.                                           Corporation
------------------------------------------------------------------------------------------------------------------------------------
     Alfred A.            Vice                Officer                CIGNA Funds
     Bingham,             President           Since 1979             Treasurer;               14
     III                  and                                        Assistant Vice
                          Treasurer                                  President,                                     -
        57                                                           TimesSquare
                                                                     Capital
                                                                     Management,
                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------
     Jeffrey S.           Vice                Officer                Senior
     Winer                President           Since 1994             Counsel,                 14
                          and                                        CIGNA
        44                Secretary                                  Corporation                                    -

------------------------------------------------------------------------------------------------------------------------------------


   * All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

  ** Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

   The following table sets forth the number of shares of the Funds and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the Trustees. The information provided is as of December 31, 2001. As of December 31, 2001, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Funds.


------------------------------------------------------------------------------------------------------------------------------------
                                             DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
      TRUSTEES WHO ARE NOT                   EQUITY SECURITIES         FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE IN FAMILY
      "INTERESTED PERSONS" OF THE            IN THE FUNDS              OF INVESTMENT COMPANIES
      FUNDS
------------------------------------------------------------------------------------------------------------------------------------
      Russell H. Jones                       None                      $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
      Paul J. McDonald                       None                      $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
      Marnie Wagstaff Mueller                None                      None
------------------------------------------------------------------------------------------------------------------------------------
      TRUSTEES WHO ARE "INTERESTED           DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
      PERSONS" OF THE FUNDS                  EQUITY SECURITIES         FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE IN FAMILY
                                             IN THE FUNDS              OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
      Richard H. Forde                       None                      $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trust and other investment companies in the CIGNA fund complex to the Trust's Trustees in 2001:



NAME OF PERSON,                               AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM TRUST AND CIGNA FUND
POSITION WITH TRUST                           FROM TRUST               COMPLEX PAID TO TRUSTEES(E)
------------------------------------------------------------------------------------------------------------------------------------
Hugh R. Beath, Trustee (a)                    8,000                    28,200
Richard H. Forde                                  0                      0
Russell H. Jones, Trustee                     8,000                    28,200
Thomas C. Jones, Trustee (b)                      0                      0
Paul J. McDonald, Trustee (c)                 8,000                    28,200
Marnie Wagstaff Mueller, Trustee (d)              0                      0

                                              -----------              -------
                                              $24,000                  $84,600
                                              ===========              =======

(a) All but $5,239 of Mr. Beath's 2001 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $299,232 as of December 31, 2001. Mr. Beath retired from the Board in 2001.
(b)      Mr. T. Jones retired from the Board and from CIGNA Corporation in March
         2002.
(c) All but $5,239 of Mr. McDonald's 2001 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $135,401 as of December 31, 2001.
(d)      Ms. Mueller was appointed to the Board in October 2002.
(e) There were three investment companies besides the Trust in the CIGNA fund complex.

   The Board of Trustees has three standing committees as follows:

AUDIT COMMITTEE
---------------
The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls. The Audit Committee held two meetings in 2001.

The current members of the Committee are Messrs. Jones and McDonald (Chairperson) and Ms. Mueller, none of whom are interested persons of the Trust. (Mr. Hugh Beath was also a member of the Audit, Nominating and Contracts Committees during 2001 before his retirement. Ms. Mueller became a member of all three Committees upon her appointment to the Board in October 2001).

CONTRACTS COMMITTEE
-------------------
The Contracts Committee reviews the performance of the Funds' investment advisers, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held two meeting in 2001. The current members of the Committee are Messrs. Jones (Chairperson) and McDonald and Ms. Mueller, none of whom are interested persons of the Trust.

NOMINATING COMMITTEE
--------------------
The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. The Committee will consider nominees recommended by shareholders. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held two meetings in 2001. The current members of the Committee are Messrs. Jones and McDonald and Ms. Mueller (Chairperson), none of whom are interested persons of the Trust.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
------------------------------------------

The Trust's Board of Trustees considered various factors in approving the advisory agreement with TimesSquare and the sub-advisory agreements with the various sub-advisers (collectively, the "Contracts").

INFORMATION RECEIVED BY THE TRUSTEES. TimesSquare provided the Trustees with various materials specifically relating to the Contracts. These materials included (1) information on the investment performance of the Funds, a peer group of mutual funds and an appropriate index or combination of indices, (2) sales and redemption data in respect of the Funds, (3) the economic outlook and the general investment outlook in the markets in which the Funds invest (4) advisory fees charged under the Contracts and information on fees charged by mutual funds with similar investment objectives, (5) the procedures employed to determine the value of the Funds' assets, (6) the allocation of the Funds' brokerage, including the use of "soft" commission dollars to pay for research and other similar services, (6) the resources devoted to and the record of compliance with the Funds' investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by TimesSquare and its affiliates.

In considering the Contracts, the Board of Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees in connection with their approval of the Contracts include the following:

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees considered whether the Funds have operated within their investment objectives and their record of compliance with their investment restrictions. They also reviewed the Funds' investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

PERSONNEL AND METHODS. The Board of Trustees reviewed the background of the Funds' portfolio managers and the Funds' investment objectives and disciplines. The Board also considered the quality, reputation, and composite performance of each sub-adviser in managing their respective Fund and other accounts with similar investment strategies. The Board also considered TimesSquare's methodology and procedures for selecting and monitoring sub-advisers.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by TimesSquare and affiliated companies.

EXPENSES. The Board of Trustees considered each Fund's (and each class's) expense ratio and expense ratios of a peer group of mutual funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board of Trustees considered the level of TimesSquare's profits in respect of the management of the Funds. The Board of Trustees also considered TimesSquare's profit margins in comparison with available industry data.

OTHER BENEFITS TO TIMESSQUARE. The Board of Trustees also considered the character and amount of fees paid by the Funds for services provided by affiliates of TimesSquare, including fees for services like sub-accounting, fund administration and direct shareholder services. They also considered payments under Rule 12b-1.

OTHER INFORMATION CONCERNING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS
------------------------------------------------------------------------
Based on information furnished by the trustees who are not interested persons of the Funds, TimesSquare is not aware of any transactions, relationships or interests that any of the independent trustees have had with the underwriter for the Funds, any of the Advisers, or any of their "control persons" that would interfere with their independence from the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of March 31, 2002, record and beneficial owners of five percent or more of Fund shares were as follows:


Money Market Fund - Institutional Class
                                                                                              PERCENTAGE OF
SHAREHOLDER                                       ADDRESS                                      OWNERSHIP

CIGNA Community Choice                                 *                                             17.3%

Healthsource Maine, Inc.                               *                                              5.8%

Healthsource Indiana Managed Care Plan.                *                                             11.1%

Healthsource New Hampshire, Inc.                       *                                              5.0%

S&P 500(R)Index Fund                                    *                                             16.4%

TimesSquare Core Plus Bond Fund                        *                                             22.3%

 Large Cap Growth Fund
- Institutional Class

Life Insurance Company                                 *                                            97.7%
of North America

 Large Cap Value Fund
- Institutional Class
 Life Insurance Company                                *                                            98.3%
of North America

 Balanced Fund
- Institutional Class
Life Insurance Company                                 *                                            100%
of North America

 Small Cap Growth Fund
- Institutional Class
Emily Hall Tremaine Foundation                         290 Pratt Street                              24.7%
                                                       Meriden, CT 06450

Life Insurance Company                                 *                                             24.5%
of North America

Metropolitan St. Louis Sewer District                  2000 Hampton Avenue                           24.5%
                                                       St. Louis, MO 63139

The Putney School                                      Elm Lea Farm                                   6.2%
                                                       Putney, VT 05346

WAEPA, 501(c)(9) VEBA Plan                             7651 Leesburg Pike                            18.4%
                                                       Falls Church, VA 22043

 Small Cap Value Fund
- Institutional Class


Life Insurance Company                                 *                                            100%
of North America

 International Blend Fund
- Institutional Class
Life Insurance Company                                 *                                            99.9%
of North America

 S&P 500(R) Index Fund
- Institutional Class
ACE Property & Casualty Insurance Company              Two Liberty Place                             45.4%
                                                       1601 Chestnut St.
                                                       Philadelphia, PA 19192

ACE American Insurance Company                         Two Liberty Place                             23.4%
                                                       1601 Chestnut St.
                                                       Philadelphia, PA 19192

Insurance Company                                      *                                              5.9%
of North America

Pacific Employers Insurance Company                    Two Liberty Place                             13.6%
                                                       1601 Chestnut St.
                                                       Philadelphia, PA 19192

State Street Bank as Trustee for ACE American          801 Pennsylvania Avenue
 Insurance Company                                     Kansas City, MO 64105                         11.6%

Core Plus Bond Fund
- Institutional Class

State Street Bank as Trustee for ACE American          801 Pennsylvania Avenue
Insurance Company                                      Kansas City, MO 64105                         80.3%

The TJX Insurance Companies, Inc. Retirement Plan      770 Cochituate Road                           19.7%
                                                       Framingham, MA 01701

Money Market Fund
- Premier Class
Fiserve, Inc.                                          **                                           71.2%

Life Insurance Company                                 *                                            28.8%
of North America

 Large Cap Growth Fund
- Premier Class
Fiserve, Inc.                                          **                                            21.7%

Life Insurance Company                                 *                                             78.3%
of North America

Large Cap Value Fund
- Premier Class
Fiserve, Inc.                                           **                                            32.0%

Life Insurance Company                                 *                                             68.0%


of North America

Balanced Fund
- Premier Class
Life Insurance Company                                 *                                             95.6%
of North America

Small Cap Growth Fund
- Premier Class
Fiserve, Inc.                                          **                                            30.5%

Life Insurance Company                                 *                                             69.5%
of North America

Small Cap Value Fund
- Premier Class
Fiserve, Inc.                                          **                                            17.1%

Life Insurance Company                                 *                                             82.9%
of North America

International Blend Fund
- Premier Class
Fiserve, Inc.                                          **                                            30.1%

Life Insurance Company                                 *                                             69.9%
of North America

S&P 500(R) Index Fund
- Premier Class
Fiserve, Inc.                                          *                                             97.6%

Core Plus Bond Fund
- Premier Class
Fiserve, Inc.                                          **                                            73.6%

Life Insurance Company                                 *                                             26.4%
of North America

Money Market Fund
 - Retail Class

Fiserve, Inc.                                          **                                           100%

 Large Cap Growth Fund
- Retail Class
Fiserve, Inc.                                          **                                            78.7%

Life Insurance Company                                 *                                             21.3%
of North America

Large Cap Value Fund
- Retail Class
Fiserve, Inc.                                          **                                            81.2%

Life Insurance Company                                 *                                             18.8%



of North America

Balanced Fund
- Retail Class
Fiserve, Inc.                                          **                                            74.2%

Life Insurance Company                                 *                                             25.8%
of North America

Small Cap Growth Fund
- Retail Class
Fiserve, Inc.                                          **                                            82.2%

Life Insurance Company                                 *                                             17.8%
of North America

Small Cap Value Fund
- Retail Class
Fiserve, Inc.                                          **                                            80.3%

Life Insurance Company                                 *                                             19.7%
of North America

International Blend Fund
- Retail Class
Fiserve, Inc.                                          **                                            51.0%

Life Insurance Company                                 *                                             49.0%
of North America

S&P 500 Index Fund
- Retail Class
Fiserve, Inc.                                          **                                            99.6%

Core Plus Bond Fund
- Retail Class
Fiserve, Inc.                                          **                                            83.0%

Life Insurance Company                                 *                                             17.0%
of North America


*c/o CIGNA Corporation, 280 Trumbull Street, H-18D, Hartford, CT 06103,
Attention:  Stephen C. Stachelek, Chief Accounting Officer,

** Fiserve, Inc. owns all Fund shares on behalf of brokerage account customers, and not beneficially. Fiserve, Inc.'s address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103

Owners of 25% or more of the class of shares of the Fund are deemed to control that class of the Fund.

The Trustees and officers do not own any Fund shares.

SECURITY OWNERSHIP OF CIGNA

LARGEST SECURITY HOLDERS: This table lists the only shareholders that we know beneficially owned more than five percent of CIGNA's common stock as of December 31, 2001. We prepared the table using information from Schedules 13G filed by the beneficial owners listed and other sources.


---------------------------------------------------------------------------------------------------------------------------

NAME AND ADDRESS OF                                           AMOUNT AND NATURE                        PERCENT
BENEFICIAL OWNER                                                 OF OWNERSHIP                         OF CLASS
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Company                                   11,600,816 shares                         8.20%
270 Park Avenue
New York, NY 10017
---------------------------------------------------------------------------------------------------------------------------
Wellington Management Company, LLP                            8,455,430 shares                          5.97%
75 State Street
Boston, MA 02109
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to the Funds is TimesSquare Capital Management, Inc. (TimesSquare), an indirect, wholly-owned subsidiary of CIGNA Corporation. TimesSquare also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. As of December 31, 2001 TimesSquare managed assets of approximately $47.5 billion. TimesSquare's mailing address is Four Times Square, 25th Floor, New York, New York 10036.

SUB-ADVISERS

TimesSquare hires investment sub-advisers who (subject to the control of the Board of Trustees) independently manage the investment operations of certain of the funds and determine what investments that fund will purchase and sell. The sub-advisers have no affiliations with TimesSquare other than as discretionary managers for a Fund's portfolio, except some sub-advisers (and their affiliates) may effect brokerage transactions for the Funds. Also, some sub-advisers may manage other portfolios for affiliates of TimesSquare. These sub-advisers, and the Funds they manage, are:

BALANCED FUND (SUB-ADVISED BY WELLINGTON MANAGEMENT)
Wellington Management Company, LLP has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2001, Wellington Management held investment management authority with respect to over $311 billion of assets. Wellington Management is a private limited liability partnership.

LARGE CAP GROWTH/
MORGAN STANLEY FUND
Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2001, Morgan Stanley Investment Management, together with its affiliated asset management companies, managed assets of approximately $415.9 billion. MSIM is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

LARGE CAP VALUE/
JOHN A. LEVIN & CO. FUND
John A. Levin & Co, One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982. As of December 31, 2001, Levin managed approximately $14.3 billion in assets. Levin is an indirect subsidiary of Baker, Fentress & Company.

SMALL CAP VALUE/
BERGER FUND
Berger Financial Group LLC ("Berger"), 210 University Boulevard, Suite 800, Denver, Colorado 80206 serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. Berger has been in the investment advisory business for 26 years. As of December 31, 2001, Berger managed approximately $8.7 billion in assets. Berger has in turn hired Perkins, Wolf, McDonnell & Company ("PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604 to manage the investment operation of the fund. PWM also sub-advises the Berger Small Cap Value Fund. As of December 31, 2001, PWM managed approximately $4.3 billion assets. Berger is a Nevada Limited Liability Company and is a subsidiary of Stilwell Management Inc., which owns more than 80% of Berger and is an indirect subsidiary of Stilwell Financial Inc. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. Robert Perkins owns 49% of PW. Gregory E. Wolf owns 20% of PWM and serves as its Treasurer and Director.


INTERNATIONAL BLEND/BANK OF IRELAND FUND
Bank of Ireland Asset Management (U.S.) Limited ("BIAM-US"), 75 Holly Hill Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM-US serves as investment adviser or sub-adviser to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As of December 31, 2001, BIAM-US managed approximately $24.9 billion in assets. BIAM-US is an indirect wholly owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide.

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

Pursuant to the Master Investment Advisory Agreement between the Trust and TimesSquare, TimesSquare manages the investment and reinvestment of the assets of the Funds that do not have sub-advisers. Each sub-adviser has this responsibility for its particular fund. TimesSquare is also responsible for evaluating and monitoring the performance of the sub-advisers.

Subject to the control and periodic review of the Board of Trustees of the Trust, TimesSquare and the sub-advisers determine what investments shall be purchased, held, sold or exchanged for the account of the Funds. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by TimesSquare, including compensation and expenses of Trustees who are not directors, officers or employees of TimesSquare or any other affiliates of CIGNA Corporation; investment management fees; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; expenses of meetings of the shareholders and Trustees; and any expenses allocated or allocable to a specific class of shares.

TimesSquare, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and the Fund. The Trust and other registered investment companies advised by TimesSquare have agreed to reimburse TimesSquare for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. TimesSquare has estimated that in 2002 the total expenses of the

Office of the Treasurer for all funds in the CIGNA fund complex will not exceed $703,000 and the expenses of the Office of the Secretary are not expected to exceed $231,000. The portion of these expenses allocated to each Fund for calendar year 2002 are not expected to exceed the following amounts:


                                                                       Office of                   Office of
                                                                      the Treasurer              the Secretary
                                                                      -------------              -------------
Money Market Fund                                                      $155,377                    $51,056
Core Plus Bond Fund                                                    $ 40,146                    $13,192
S&P 500 Index Fund                                                     $  65,661                   $21,576
Large Cap Growth Fund                                                  $  15,681                   $  5,153
Large Cap Value Fund                                                   $  17,351                   $  5,701
Small Cap Growth Fund                                                  $  18,770                   $  6,168
Small Cap Value Fund                                                   $  18,988                   $  6,239
Balanced Fund                                                          $  16,425                   $  5,397
International Blend Fund                                               $  15,466                   $  5,082

In 2001 the costs reimbursed by the Funds for the Office of the Treasurer and the Office of the Secretary totaled $412,227 ($313,227- Office of the Treasurer; $99,000 - Office of the Secretary). The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by TimesSquare, each Fund pays TimesSquare a separate fee computed daily and paid monthly (excluding fee waivers and reimbursement arrangements) at annual rates based on a percentage of the value of the applicable Fund's average daily net assets as follows:
Money Market Fund                                       0.35%
Core Plus Bond Fund                                     0.60%
Balanced Fund                                           0.75%
Large Cap Growth Fund                                   0.80%
Large Cap Value Fund                                    0.75%
Large Cap Index Fund                                    0.25%
Small Cap Growth Fund                                   1.00%
Small Cap Value Fund                                    1.00%
International Blend Fund                                1.00%

Trust-wide expenses not identifiable to any particular series of the Trust will be allocated among the series. TimesSquare has voluntarily agreed, until April 30, 2003, to reimburse the Funds to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of the Fund exceed a percentage of the value of the Fund's average daily net assets, as follows:


                                                             Institutional      Premier              Retail
                                                             Class              Class                Class
                                                             -------------      -------              ------
Money Market Fund                                            0.45%              0.70%                0.95%
Core Plus Bond Fund                                          0.45%              0.85%                0.95%
Balanced Fund                                                0.80%              1.00%                1.25%
Large Cap Growth Fund                                        0.80%              1.00%                1.25%
Large Cap Value Fund                                         0.80%              1.00%                1.25%
S&P 500 Index Fund                                           0.25%              0.35%                0.60%
Small Cap Growth Fund                                        1.05%              1.25%                1.50%
Small Cap Value Fund                                         1.05%              1.25%                1.50%

International Blend Fund                                     1.05%              1.25%                1.50%

The Funds incurred management fees for the years ended December 31, 2001, 2000 and 1999 as follows:

------------------------------------------------------------------------------------------------------------------------------------
        (000 omitted)                                                                                         Management Fees Net of
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Waivers and/or
------------------------------------------------------------------------------------------------------------------------------------
                                 Management Fees*               Fee Waivers             Reimbursements        Reimbursements
                                 ----------------               -----------             --------------        --------------
------------------------------------------------------------------------------------------------------------------------------------
          Fund            1999       2000      2001     1999    2000     2001     1999     2000    2001     1999     2000     2001
          ----
------------------------------------------------------------------------------------------------------------------------------------
Money Market              $656       $1,025     $1,410   $138      $59     $146    ---     ---      ---     $518     $966    $1,264
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond**           ---         $438       $461    ---     $277     $309    ---     ---      ---      ---     $161     $152
------------------------------------------------------------------------------------------------------------------------------------
Balanced**                 ---          $78        $91    ---      $78      $91    ---     $22      $25      ---     ($22)    ($25)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth**         ---          $87        $76    ---      $87      $76    ---     $20      $58      ---     ($20)    ($58)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value**          ---          $80        $98    ---      $80      $93    ---      $1      ---      ---     ($1)      $ 5
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R)Stock Index      $788         $698       $355    $16     $374     $355    ---     ---      $ 6     $772     $324     ($6)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth**         ---         $124       $175    ---      $96     $128    ---     ---      ---      ---      $28      $47
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value**          ---         $107       $169    ---     $101     $114    ---     ---      ---      ---      $6       $55
------------------------------------------------------------------------------------------------------------------------------------
International Blend**      ---         $101        $93    ---     $101      $93    ---     $60      $54      ---     ($60)    ($54)
------------------------------------------------------------------------------------------------------------------------------------
     *gross of reimbursements and/or waivers
   **commenced operations in 2000
------------------------------------------------------------------------------------------------------------------------------------

From its advisory fees received from the Funds, TimesSquare pays all fees to the sub-advisers for their investment selection services. Quarterly, each sub-adviser is paid the pro rata portion of an annual fee, based on the average for the quarter of the Fund's assets allocated to the sub-adviser. For the years ended December 31, 2001, 2000 and 1999, management fees incurred to the sub-advisers of the Funds were:

------------------------------------------------------------------------------------------------------------------------------------
                                                            $ Amount Paid (000 omitted)                     Annual Rate
------------------------------------------------------------------------------------------------------------------------------------
  Fund                                   Sub-Adviser         1999        2000        2001        1999         2000          2001
  ----                                   -----------         ----        ----        ----        ----         ----          ----
------------------------------------------------------------------------------------------------------------------------------------
  Balanced Fund/1/                       INVESCO              --          $58         $51         --          0.55%          --
------------------------------------------------------------------------------------------------------------------------------------
  Balanced Fund/1/                       Wellington           --          --          $10                                   0.33%
                                         Mngmnt*
------------------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund/1/               MSIM                 --          $43         $40         --         0.405%        0.405%
------------------------------------------------------------------------------------------------------------------------------------
  Large Cap Value Fund/1/                Levin                --          $33         $42         --          0.30%         0.30%
------------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Fund/1/                Berger               --          $55         $89         --          0.50%         0.50%
------------------------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund/1,2/             Fiduciary            --          $65         --          --          0.90%         0.90%
------------------------------------------------------------------------------------------------------------------------------------
  International Blend Fund/1/            BIAM                 --          $50         $48         --          0.50%         0.50%
------------------------------------------------------------------------------------------------------------------------------------
  /1/Commenced operations in 2000.
  /2/From inception to September 7, 2000, the Fund was sub-advised by Fiduciary International, Inc. ("Fiduciary").
  *Wellington Management began sub-advising the Balanced Fund on October 1, 2001, replacing Invesco.
------------------------------------------------------------------------------------------------------------------------------------

TimesSquare may make payments from its management fee, its past profits, or any source available to broker-dealers and other financial intermediaries for their distribution assistance.

The Master Investment Advisory Agreement provides that it will continue from year to year as to the Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any series of the Trust, by vote of a majority of the outstanding voting securities of that series, or (b) by TimesSquare upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and (ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA". The Trust would be obliged to change its name to eliminate the word "CIGNA" (to the extent it could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.


The Trust and its investment adviser and sub-advisers have adopted codes of ethics under rule 17j-1 of the 1940 Act. These codes permit personnel subject to these codes to invest in securities, including securities that may be purchased or held by the Funds, provided that personnel comply with applicable pre-clearance and blackout procedures under their respective code of ethics.


UNDERWRITER
-----------

CIGNA Financial Services, Inc. ("CFS") serves as the Trust's distributor pursuant to a distribution contract, which is subject to annual approval by the Board of Trustees. CFS is an indirect, wholly-owned subsidiary of CIGNA Corporation and, along with TimesSquare, is under the control of CIGNA Corporation. CFS' address is One Commercial Plaza, Hartford, CT 06103. The distribution contract is terminable without penalty, at any time, by the Trust upon 60 days' written notice to CFS or by CFS upon 60 days' notice, to the Trust. CFS is not obligated to sell any specific amount of Trust shares. Pursuant to the distribution contract, CFS continuously offers Fund shares. CFS receives no compensation from the Funds for its services other than Rule 12b-1 compensation and sub-accounting services compensation for certain classes of shares pursuant to the Funds' Rule 12b-1 Distribution Plan and its Sub-Accounting Agreement.

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Retail Class of each Fund to pay for services provided to Retail Class shareholders. Each Retail Class will pay CIGNA Financial Services, Inc. (CFS) ..25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts, and similar account administrative services, and for activities intended to result in distribution of Fund shares. The plan compensates CFS regardless of CFS' actual expenses.

The principal types of shareholder service activities that providers will furnish under the plan include receiving, aggregating, and processing shareholder or beneficial owner orders; providing and maintaining retirement account and other records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administration services.

The principal types of distribution activities that providers will furnish under the plan are formulating and implementing marketing and promotional activities; printing and distributing prospectuses to prospective shareholders, and other activities primarily intended to result in the sale of shares.

The Bond Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows its Premier Class to pay CFS 0.15% annually of its average daily net assets for providing shareholder services to premier class shareholders and activities intended to result in distribution of Bond Fund shares, as described above.

The Funds anticipate that the plans will result in increased sales of Fund shares and an increase in the amount of assets in the Funds, permitting various Fund expenses (such as custodian fees, audit and legal fees, trustee fees) to be spread across a larger shareholder base and amount of assets, permitting greater economies of scale.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have do direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Funds or the relevant class of the Funds, as the case may be.

Under the 12b-1 plan, the Retail (and, for the Bond Fund, the Premier class) classes of the Funds incurred 12b-1 fees to CFS for the year ended December 31, 2001 as follows:

-------------------------------------------------------------------------------
FUND                                           12B-1 FEES PAID  (000
----                                           ---------------
                                               OMITTED)
-------------------------------------------------------------------------------
Money Market Fund                                $614
-------------------------------------------------------------------------------
Core Plus Bond Fund                                $1
-------------------------------------------------------------------------------
Balanced Fund                                      $7
-------------------------------------------------------------------------------
Large Cap Growth Fund                              $6
-------------------------------------------------------------------------------
Large Cap Value Fund                               $8
-------------------------------------------------------------------------------
S&P 500 Index Fund                                $35
-------------------------------------------------------------------------------
Small Cap Growth Fund                              $8
-------------------------------------------------------------------------------
Small Cap Value Fund                              $10
-------------------------------------------------------------------------------
International Blend Fund                           $3
-------------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AGENT
----------------------------

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

SUB-ACCOUNTING SERVICES
-----------------------

The Funds have entered into a Sub-Accounting Agreement with CFS where CFS will provide, or arrange for others to provide, sub-accounting services to Premier and Retail Class shareholders of each Fund. CFS may compensate financial institutions that are dealers of record or holders of record or that have a servicing relationship with Fund shareholders. These services include maintaining books and records for each beneficial owner of Premier and Retail Class shares, preparing and mailing summary monthly statements, generating and mailing confirmations of each purchase and sale and other customary sub-accounting services.

For providing these services, the Premier and Retail Class of each Fund pay CFS 0.20% of its average daily net assets per annum, except the Money Market, Core Plus and International Blend Funds pay 0.25%.

Under the Sub-Accounting Agreement, the Funds' Premier and Retail classes paid CFS the following amounts during the year ended December 31, 2001.

--------------------------------------------------------------------------------
FUND                                     SUB-ACCOUNTING  FEES (000 OMITTED)
----                                     --------------------
--------------------------------------------------------------------------------
Money Market Fund                        $615
--------------------------------------------------------------------------------
Core Plus Bond Fund                        $2
--------------------------------------------------------------------------------
Balanced Fund                             $16
--------------------------------------------------------------------------------
Large Cap Growth Fund                     $12
--------------------------------------------------------------------------------
Large Cap Value Fund                      $18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S&P 500 Index Fund                        $31
--------------------------------------------------------------------------------
Small Cap Growth Fund                     $19
--------------------------------------------------------------------------------
Small Cap Value Fund                      $22
--------------------------------------------------------------------------------
International Blend Fund                  $14
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP acts as independent accountant for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements and financial highlights of the Trust's series and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES
----------------------------------------

With respect to Fund transactions, it is the policy of TimesSquare and the sub-advisers (the "Advisers") on behalf of their clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services, consistent with obtaining best execution.

In seeking best execution, the Advisers will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The Advisers will determine, generally without limitation, the brokers/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The Advisers may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the executing broker/dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the Advisers. Research services may include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Where a research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, the Advisers allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintains records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid through credit earned from the Fund's brokerage business. Research services may be used in advising all accounts advised by the Advisers, and not all such services are necessarily used by an Adviser in connection with the specific account that paid commissions to the broker/dealer providing such services.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

The Funds paid the following amounts of brokerage commissions during the last three years ended December 31:

-----------------------------------------------------------------------------------------------------------------------
(000 OMITTED)
FUND                                         1999                             2000                    2001
----                                         ----                             ----                    ----
-----------------------------------------------------------------------------------------------------------------------

                                      -41

-----------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund*                         $ --                              $ 0                    $ --
-----------------------------------------------------------------------------------------------------------------------
Balanced Fund*                                                                 $15                     $19
                                               --
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund*                                                         $16                     $17
                                               --
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund*                                                          $26                     $22
                                               --
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                           $  5                              $61                     $ 3
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund*                         --                              $27                     $32
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund*                          --                              $72                     $33
-----------------------------------------------------------------------------------------------------------------------
International Blend Fund *                     --                              $15                     $ 4
-----------------------------------------------------------------------------------------------------------------------
  *commenced operations in 2000
-----------------------------------------------------------------------------------------------------------------------

The Large Cap Growth Fund paid the following commissions to an affiliated broker dealer for the year ended December 31, 2001: $76.50

The Money Market Fund paid no brokerage commissions in 2001, 2000 or 1999.

Neither the Trust nor any Adviser presently allocates brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers or dealers based on their sales of Fund shares. Except as noted, neither the Trust nor TimesSquare utilizes an affiliated broker or dealer in effecting Fund portfolio transactions and does not recapture commissions paid in such transactions.

CAPITAL STOCK
-------------

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

The Institutional, Premier and Retail classes of the Funds represent interests in each Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses and exchange privileges, and the Premier and Retail classes have exclusive voting rights on matters relating to their record keeping arrangements and distribution plans.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

Shares of the Funds are sold on a continuous basis without any initial sales charge at the Fund's net asset value per share.

RETIREMENT AND SAVINGS PLAN PARTICIPANTS. The Funds may be available as an investment option in employer-sponsored or other type of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Fund as an investment option.

BROKERAGE ACCOUNT PURCHASES. All investors other than affiliates of CIGNA Corporation or employer sponsored or other type of retirement or savings plan participants or institutional investors eligible to invest in the Institutional Class or Premier Class must purchase shares through CFS, the Fund's underwriter, or a dealer who has entered into a dealer agreement with CFS. Orders placed through a brokerage representative are priced as of the close of business on the day the order is received by CFS or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders.

Institutional investors eligible to purchase Institutional Class or Premier Class shares must place orders through CIGNA Funds shareholder services.

The Funds reserve the right to revise their redemption procedures on 30-days' notice. The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

PRICING. Each Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the fund. Net assets are the excess of a Fund's assets over its liabilities.

The investments of the Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates or other factors on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of the Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as they use this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of 397 days or less (except as permitted under Rule 2a-7 of the 1940 Act with respect to variable and floating rate instruments) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.

The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

TAX MATTERS
-----------

All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

The series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify and elect to be treated under the Internal Revenue Code of 1986 (the Code), as amended, as a regulated investment company (RIC) for each taxable year. As of the date hereof, each Fund must, among other things meet the following requirements: A. each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

Each Fund intends to satisfy requirements under the Code relating to the distribution of its net income so that, in general, the Fund will not be subject to Federal income tax (FIT) on its investment company taxable income and net capital gains designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, a Fund must distribute: 1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, 2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year, and 3) all ordinary income and capital gains from previous years that were not distributed during such years.

Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders in the year declared as long as the Fund pays the dividends no later than January of the following year.

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures or options contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first, to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the "wash sale" rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that certain futures and options be "marked-to-market" at the end of each year for FIT purposes. Section 1256 further characterizes 60% of any gain or loss with respect to such futures and options as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends made to such shareholder prior to such disposition. In addition, shareholders need to consider the general wash sale rule which may impact shareholders who sell their shares at a loss and purchase shares within a sixty-one day time frame.

PERFORMANCE INFORMATION
-----------------------

Total return figures for the Funds are neither fixed nor guaranteed, and a Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. Each Fund may provide performance information in reports, sales literature and advertisements. Each Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

         Advertising Age                        Financial Times                      Kiplinger
         Barron's                               Financial Weekly                     Money
         Barron's/Nelson's                      Financial World                      Mutual Fund Forecaster
         Best's Review                          Forbes                               Nation's Business
         Broker World                           Fortune                              New York Times
         Business Week                          Global Investor                      Pension World
         Changing Times                         Hartford Courant                     Pensions & Investments
         Christian Science Monitor              Institutional Investor               Personal Investor
         Consumer Reports                       Insurance Forum                      Philadelphia Inquirer
         Economist                              Insurance Weekly                     The Times (London)
         Equity International                   International Business               USA Today
         FACS of the Week                         Week                               U.S. News & World Report
         Far Eastern                            Investing                            Wall Street Journal
         Economic Review                        Investor's Chronicle                 Washington Post
         Financial Adviser                      Investor's Daily                     CNN
         Financial Planning                     Journal of the American              CNBC
         Financial Product News                   Society of CLu & ChFC              PBS
         Financial Services Week

   Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor
         Lipper Analytical Services                      Stanger Report
         CDA Investment Technologies, Inc.               Weisenberger
         Frank Russell Co.                               Micropal, Ltd.
         InterSec Research                               Donoghues
         Mutual Fund Values (Morningstar)

Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Standard & Poor's 400 Index
      Standard & Poor's 500 Stock Index         Bond Buyer Index
      Dow Jones Industrial Average              NASDAQ
      EAFE Index                                COFI
      Consumer Price Index                      First Boston High Yield Index
      Lehman Bond Indices

Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasuries
      30 year Treasuries
      90 day Treasury Bills

Advertising for a Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Total Return Quotations
-----------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:

                                   P(1+T)/n/=ERV

Where      P           =    A hypothetical initial payment of $1,000.
           T           =    average annual total return.
           n           =    number of years.
           ERV         =    ending redeemable value of a hypothetical $1,000
                            payment at the end of the 1, 5, or 10 year periods
                            (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where      P          =     A hypothetical initial payment of $1,000.
           V          =     cumulative total return.
           ERV        =     ending redeemable value of a hypothetical $1,000
                            payment at the end of the stated period.

The average annual total returns for each of the Funds (institutional, premier and retail classes), for the 1, 5 and 10 year periods (or since inception, if shorter) ended December 31, 2001, were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Periods ended December 31, 2001          Institutional Class
                                                                   -------------------------------          -------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  1 Year           5 Years          10 Years         Since Inception
                                                                  ------           -------          --------         ---------------
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                                          3.81%         5.14%             4.50%               6.33%
Fund
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond                                                        8.80%           --               --                 9.36%
Fund
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                             -1.67%           --               --                 0.99%
Fund*
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund*                                              -14.68%           --               --               -14.09%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund*                                                -4.21%           --               --                 4.64%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                  -12.08%           --               --                 7.09%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund*                                               -9.09%           --               --                 0.70%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund*                                                21.78%           --               --                26.23%
------------------------------------------------------------------------------------------------------------------------------------
International Blend Fund*                                           -19.85%           --               --               -12.59%
------------------------------------------------------------------------------------------------------------------------------------
  * commenced operations in 2000.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                  Periods ended December 31, 2001         Premier Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1 Year           5 Years           10 Years         Since Inception
                                                                 ------           -------           --------         ---------------
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                                        3.55%           --                 --                 4.69%
Fund*
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond                                                      8.36%           --                 --                 9.42%
Fund*
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                           -1.78%           --                 --                 0.80%
Fund*
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund*                                            -14.93%           --                 --               -14.27%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund*                                              -4.39%           --                 --                 4.42%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund*                                               -12.20%           --                 --               -10.22%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund*                                             -9.20%           --                 --                 0.53%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund*                                              21.53%           --                 --                25.96%
------------------------------------------------------------------------------------------------------------------------------------
International Blend Fund *                                        -19.98%           --                 --               -12.78%
------------------------------------------------------------------------------------------------------------------------------------
   * commenced operations in 2000.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Periods ended December 31, 2000          Retail Class
                                                                 -------------------------------          ------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                1 Year           5 Years          10 Years          Since Inception
                                                                ------           -------          --------          ---------------
------------------------------------------------------------------------------------------------------------------------------------
Money Market                                                       3.29%           --                --                 4.44%
Fund**
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond                                                     8.20%           --                --                 9.26%
Fund*
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                          -2.14%           --                --                 0.54%
Fund*
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund*                                           -15.19%           --                --               -14.51%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund*                                             -4.61%           --                --                 4.17%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                               -12.41%           --                --               -10.48%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund*                                            -9.40%           --                --                 0.29%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund*                                             21.28%           --                --                25.65%
------------------------------------------------------------------------------------------------------------------------------------
International Blend Fund*                                        -20.29%           --                --                13.08%
------------------------------------------------------------------------------------------------------------------------------------
  * commenced operations in 2000.
 ** commenced operations in 1999.
------------------------------------------------------------------------------------------------------------------------------------

Over time, the S&P 500 Index Fund expects the correlation between the performance of the Fund and the S&P 500 Index to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the index. Because the Fund incurs operating expenses, as opposed to the index, a perfect correlation of 1.00 is unlikely to be achieved. The S&P 500 Index Fund re-balances to the S&P 500 Index no less frequently than quarterly, and as companies are added to or removed from the index.

Yield Quotations
----------------

The standard formula for calculating yield for each Fund except the Money Market Fund, as described in the Prospectus, is as follows:

                        YIELD = 2[((a-b)/(c x d) + 1)/6/-1]
Where:

a        =   dividends and interest earned during a stated 30-day period.
             For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

b        =   expenses accrued during period (net of reimbursements).

c        =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

d        =   the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the Prospectus, is as follows:

                                Y = V1 - Vo x 365
                                    -------   ---
                                      Vo       7

Where      Y        =       7 day annualized yield.
           Vo       =       the value of a hypothetical pre-existing account
                            in the Fund having a balance of one share at the
                            beginning of a stated seven-day period.
           V1       =       the value of such an account at the end of the
                            stated period.
       V1 - Vo      =       base period return.
       -------
         Vo

The annualized yield for the CIGNA Money Market Fund for the 7 days ended December 31, 2001 was 1.65% (institutional class), 1.40% (premier class) and 1.15% (retail class).

The standard formula for calculating effective annualized yield for the Money Market Fund, as described in the Prospectus, is as follows:

                              EY = [(Y+1)/365/7/] - 1

Where      EY       =       effective annualized yield.
            Y       =       base period return.

The effective annualized yield for the Money Market Fund for the 7 days ended December 31, 2001 was 1.66% (institutional class), 1.41% (premier class) and 1.16% (retail class).

For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical Money Market Fund account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged (if any), other than non-recurring account charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

REDEMPTIONS PAID IN CASH
------------------------

Pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the Securities and Exchange Commission by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90 day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.

FINANCIAL STATEMENTS
--------------------

The financial statements for CIGNA Funds Group for the year ended December 31, 2001, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 2001 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference.

                     APPENDIX - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa:      Bonds which are rated Aaa are judged to be of the best
                   quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:        Bonds which are rated A possess many favorable investment
                   attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:      Bonds which are rated Baa are considered as medium grade
                   obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:       Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:        Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:         Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

   AAA:         An obligation rated AAA has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

   AA:          An obligation rated AA differs from the highest rated
obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

    A:          An obligation rated A is somewhat more susceptible to the
adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

   BBB:         An obligation rated BBB exhibits ADEQUATE protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB:          An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B:           An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC:         An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC:          An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to
nonpayment.

   C:           The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

   D:           An obligation rated D is in payment default. The D rating
category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r:            This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MUNICIPAL BOND RATINGS - U.S. TAX-EXEMPT MUNICIPALS

MOODY'S INVESTORS SERVICE, INC.

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from As to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable united States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark symbol, e.g. [hatchmark graphic appears here] Aaa.

  Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

  A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

  Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often defaulted or have other marked shortcomings.

  C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.